 Biosciences Spin-OffAugust 6, 2015 Daniel J. Abdun-NabiPresident and CEO

 Safe Harbor Statement  2  This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, statements regarding our financial guidance, statements regarding the planned spin-off of our biosciences business, the timing of any such spin-off, the future earnings and performance of Emergent or any of its businesses, including the biodefense and biosciences businesses on a standalone basis if the spin-off is completed, and any other statements containing the words “believes”, “expects”, “anticipates”, “intends”, “plans”, “forecasts”, “estimates” and similar expressions in conjunction with, among other things, discussions of financial performance or financial condition, strategy, product sales, manufacturing capabilities, product development, regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.There are a number of important factors that could cause the company’s actual results to differ materially from those indicated by such forward-looking statements, including whether the planned spin-off of the biosciences business is completed, as expected or at all, and the timing of any such spin-off; whether the conditions to the spin-off can be satisfied; whether the operational, marketing and strategic benefits of the spin-off can be achieved; whether the costs and expenses of the spin-off can be controlled within expectations; appropriations for BioThrax procurement; our ability to perform under our contracts with the U.S. government related to BioThrax, including the timing of deliveries; our ability to obtain new BioThrax sales contracts or modifications to existing contracts; the availability of funding for our U.S. government grants and contracts; our ability to successfully execute our growth strategy and achieve our financial and operational goals; our ability to successfully integrate and develop the products or product candidates, programs, operations and personnel of any entities or businesses that we acquire; our ability to perform under our contract with the U.S. government to develop and obtain regulatory approval for large-scale manufacturing of BioThrax in Building 55, our large-scale vaccine manufacturing facility in Lansing, Michigan; our ability to identify and acquire companies or in-license products or late-stage product candidates that satisfy our selection criteria; our ability to realize synergies and benefits from acquisitions or in-licenses within expected time periods or at all; our ability to selectively enter into collaboration arrangements; our ability to achieve milestones in our out-license and collaboration contracts; our ability to obtain and maintain intellectual property protection for our products and product candidates; our ability and plans to expand our manufacturing facilities and capabilities; our ability and the ability of our contractors and suppliers to maintain compliance with cGMP and other regulatory obligations; the results of regulatory inspections; our ability to meet operating and financial restrictions placed on us and our subsidiaries under our senior secured credit facility; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs, non-clinical activities and clinical trials of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; the success of our commercialization, marketing and manufacturing capabilities and strategy; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and needs for additional financing.The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.

 3  Plan to Spin-off Biosciences Business  Overview  Description  Board of Directors has authorized management to pursue a tax-free spin-off of the company’s Biosciences business into a separate, stand-alone publicly-traded company (SpinCo)  Outcome  Separation is expected to create two independent public companies with distinct strategic plans, growth strategies, and operational and development priorities  Emergent BioSolutions (after spin-off)  Emergent will remain a global specialty biopharmaceutical company focused on providing specialty products for civilian and military populations that address intentional and naturally emerging public health threats  Spin-off Entity (SpinCo)  SpinCo will:Advance a portfolio of immuno-oncology therapeutics based on its proprietary ADAPTIR platform technologyReceive a fixed cash contribution from Emergent, ongoing revenues from its existing commercial products, and partnership fundingBe managed by a dedicated and separate management team and board of directors  Timing  Spin-off is anticipated to be completed in mid-2016

 4  Compelling For Both Companies & Shareholders  Strategic Business Rationale  Enables each company to:Tailor business strategies to best address opportunities within its target marketEnhance business focus and better align resources to achieve strategic prioritiesPursue distinct capital structures and capital allocation strategiesTarget an investor base attracted to its business profile

 5  Benefits to Emergent  Strategic Business Rationale  Establishes Emergent as a “pure play” company, recognized as a leader in the biodefense and emerging infectious diseases fieldsEnhances its financial returns/operating margins Reduces burdens on cash flow associated with oncology R&DEliminates sales, marketing and G&A costs associated with biosciences businessAllows greater flexibility in capital allocation including:Acquisitions that are synergistic with the core business Consideration of stock buybacks / dividends emergent biosolutions

# A global specialty biopharmaceutical company focused on providing specialty products for civilian and military populations that address intentional and naturally emerging public health threats

## Company Profile Post-spin

### Medical Countermeasure Portfolio

**Markets**

C B R N E

Chemical, Biological, Radiological, Nuclear, Explosive

E I D

Emerging Infectious Diseases

- Vaccines
- Therapeutics
- Devices
- Detection
- Diagnostics

**Market Opportunities:**
$5.7B USG annually (2011-13)[1] for MCMs
International market potential

**Marketed Products**

- BioThrax®
- BAT®
- VIGIV
- Anthrasil™
- RSDL®
- Emergard™[2]

**Pipeline**

Clinical Candidates:

- NuThrax™
- VAX161C[4]
- MVA Ebola[3]

Preclinical Candidates:

- PreviThrax™
- EV-035 Series

### Manufacturing & Commercial Ops

**cGMP Manufacturing**
**Fill/Finish CMO Services**

| Win | Lan | Hatt | Cam | Bay |
|---|---|---|---|---|
| Canada | USA-MI | USA-MS | USA-MD | USA-MD |

- Comprehensive capabilities
- Flexible technologies
- Inspected and approved by regulatory agencies from the US, EU, Japan
- International distribution and sales

### Platform Technologies

**MVAtor™**
Recombinant, live, attenuated viral vector for vaccines

**Hyperimmunes**
Purified, antigen-specific immune globulin fragments derived from fractionated plasma

**Emergard™**
Ruggedized, military-grade auto-injector device

### Leadership

**Management team to remain in place:**

CEO · Daniel Abdun-Nabi
CFO · Robert Kramer

1 *"FederalAgency BiodefenseFunding, FY2013-FY2014" Sell and WatsonBiosecurityand Bioterrorism Vol 11Num 3, 2013*

2 Emergard isnot FDA-approved and not marketed in the U.S

3 Collaborationwith GSK, Oxford University, and NIAID

4 Pandemicinfluenzavaccinelicensed from VaxInnate

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# Emergent Financial Profile

## Enhanced Financial Performance

### Continued Revenue Growth

- Organic and M&A
- Product sales
- Contracts, grants and collaborations
- CMO revenue, including the manufacture of products for SpinCo

### Enhanced Balance Sheet

Allows pursuit of optimal capital deployment opportunities

- Targeted R&D aligned with recognized core focus and capabilities
- Acquisitions that are synergistic with the core business
- Consideration of stock buybacks / dividends

### Reduced Cost Structure

Enhances EBITDA

- Elimination of oncology R&D
- Elimination of selling and marketing expenses for commercial products
- Elimination of the G&A costs within the bioscience business

**Reduced cost structure increases EBITDA $40-50M**
(pro forma estimate based on 2014 results)

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 8  Benefits to SpinCo  Strategic Business Rationale  Establishes SpinCo as a “pure play” biopharmaceutical company in the highly attractive field of immuno-oncologyTargets investments and operations in the development of bi-specific therapeutics using the proprietary ADAPTIR platform technologyEnables increased awareness of ADAPTIR’s RTCC mechanism of action, a promising approach within immuno-oncologyProvides greater visibility into its innovative platform technology and product candidates for potential collaborators

# SpinCo

## A biopharmaceutical company focused on novel oncology and hematology therapeutics to meaningfully improve patients' lives

### Company Profile

| Product/Candidate | Indication | Pre-Clinical | Clinical Development Stage | | | Marketed |
|---|---|---|---|---|---|---|
| | | | Phase I | Phase II | Phase III | |
| IXINITY | Hemophilia B | | | | | |
| WinRho | ITP | | | | | |
| HepaGam B | HBV | | | | | |
| VARIZIG | Varicella | | | | | |
| Otlertuzumab | CLL | | | | | |
| MOR209/ES414 | mCRPC | | | | | |
| ES210 | IBD | | | | | |
| Additional ADAPTIR Candidates | Immuno-oncology | | | | | |
| 5E3 | Alzheimer's Disease | | | | | |


IXINITY

### Platform Technology

**ADAPTIR™**

Bi-specific oncology immuno -therapeutics

### R&D, Commercial Operations

**Research & Development**

Product development in Seattle, WA

**Commercial Operations**

Sales and marketing in Berwyn, PA

### Leadership & Headquarters

- CEO: Marvin White
  - Current Emergent Director
  - Former leadership positions include
    - CFO at St. Vincent's Health
    - Executive Director and CFO of Lilly USA,
    - Positions in Corporate Finance at Eli Lilly
- Remaining management team and board of directors to be identified later
- Headquarters located in Seattle, WA

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# SpinCo Immuno-Oncology Platform

Technology Core to the Company

**ADAPTIR™** **Platform at a Glance**

- A promising, novel approach for generation of immuno-therapeutics
- Suitable for producing immuno-therapeutics for oncology or AIID utilizing different modes of action
  - Redirected T-cell Cytotoxicity
  - Targeted Cytokine Delivery
- Successful history of product candidate generation, target validation, and clinical development
- Bi-specific platform demonstrates superior properties in preclinical studies:
  - High potency
  - Long half-life
  - Minimal side effects
  - Antibody-like manufacturing


scFv
Fc
scFv

**Bi-specific ADAPTIR Therapeutic**

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# SpinCo Financial Profile

Capitalized to Create Value

- Fixed cash contribution from Emergent of $50M-$70M
- R&D investment partially offset by:
  - Growing contribution from IXINITY
  - Stable contribution from mature products: WinRho, HepaGam B, VARIZIG
  - Funding from existing MOR209/ES414 partnership
- Positioned for future funding to support development programs
  - New collaborations
  - Capital markets

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# Transaction Details

Biosciences Business Spin-off

| | |
|---|---|
| **Structure** | ▪ Tax-free distribution to Emergent shareholders of common stock of SpinCo<br>▪ Stock distribution ratio to be determined |
| **Timing** | ▪ Transaction anticipated to be completed in mid-2016 (subject to closing conditions) |
| **Naming** | ▪ Corporate name for SpinCo to be announced at later date<br>▪ Emergent BioSolutions will retain its name |
| **Costs** | ▪ Emergent expects to incur transaction-related expenses of $2M to $4M during 2015, which are included in our reaffirmed 2015 financial guidance<br>▪ Additional costs expected in 2016 leading up to the spin-off |
| **Closing Conditions** | ▪ Receipt of a favorable opinion from outside tax counsel and private letter ruling from the Internal Revenue Service<br>▪ Execution of inter-company agreements by Emergent and SpinCo<br>▪ Effectiveness of the Form 10 registration statement<br>▪ Final approval of the transaction by Emergent's board of directors |

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13  Biosciences Business Spin-off  Summary  Spin-off is expected to create two independent public companies with distinct strategic plans, growth strategies, and operational and development priorities  Enables Emergent to establish itself as a “pure play” company in the biodefense and emerging infectious diseases fieldsEnables SpinCo to establish itself as a “pure play” company in the highly attractive immuno-oncology fieldEnables each company to target an investor base attracted to its business profile

 Biosciences Spin-OffAugust 6, 2015 Daniel J. Abdun-NabiPresident and CEO